SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                         BOULDER TOTAL RETURN FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                             Stephen C. Miller, Esq.
                           2344 Spruce Street, Suite A
                            Boulder, Colorado 80302
                                 (303) 442-2156

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transactions applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 27, 2007


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), will be held at the Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 27, 2007, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement:

     1.   The election of Directors of the Fund (Proposal 1).

     2. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

     The Board of Directors of the Fund has fixed the close of business on February 28, 2007 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to stockholders on or about March 14, 2007.


                                   By Order of the Board of Directors,
                                   /s/ Stephanie Kelley
                                   STEPHANIE KELLEY
                                   Secretary
March 12, 2007




--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2007

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc., a Maryland corporation ("BTF" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on Friday, April 27, 2007, at 9:00 a.m. Mountain Standard Time (local time), at the Scottsdale Plaza Resort, 7200 N. Scottsdale Drive, Scottsdale, Arizona, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. Proxy solicitations may be made, beginning on or about March 14, 2007, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, email, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc., the transfer agent of the Fund. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on February 28, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2006, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

     Boulder Investment Advisers, L.L.C. ("BIA"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers". Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. Investors Bank & Trust Company ("IBT") acts as the co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts 02116. PFPC Inc. ("PFPC") acts as the transfer agent to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     If the enclosed proxy is properly executed and returned by April 27, 2007 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, and, in the discretion of the proxy holder, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares (without regard to class) of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

     The Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $0.01 per share (the "Preferred Stock"), 1,000 shares of which have been designated as AMPS (the Common Stock and AMPS are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:



             Common Stock                                   AMPs
              Outstanding                               Outstanding
              -----------                               -----------
              12,338,660                                    775


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPS.


              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)      Beneficially Owned (2)     Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------
Badlands Trust Company, LLC  (1)(3)                          0               5,447,782                  44.15%
Stewart R. Horejsi Trust No. 2 (4)                           0               5,447,782                  44.15%
Ernest Horejsi Trust  No. 1B (1)                     3,413,138               3,413,138                  27.66%
Lola Brown Trust No. 1B (1)                          1,434,515               1,434,515                  11.63%
Evergreen Atlantic LLC (1)                             343,748                 343,748                   2.79%
Stewart West Indies Trust (1)(2)                       104,627                 255,876                   2.07%
Susan L. Ciciora Trust (1)(2)                           72,976                 176,100                   1.43%
John S. Horejsi Trust (1)(2)                            53,080                 104,642                   0.85%
Evergreen Trust (1)(2)                                  25,698                  63,510                   0.51%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    5,447,782               5,447,782                  44.15%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------
Alter Asset Management, Inc.***                        787,154                 787,154                   6.38%


* The address of Evergreen Atlantic LLC is 2344 Spruce Street, Suite A, Boulder, Colorado 80302. The address of each other listed Trust is Badlands Trust Company, LLC, c/o Ron Kukes, Alaska First Bank & Trust, 3301 C Street, Suite 100, Anchorage, AK 99503.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4 below).

*** As stated in a Schedule 13G Amendment No. 7 filed with the Securities and Exchange Commission on February 9, 2007.

(1) Direct Ownership. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company, LLC ("Badlands"), the Stewart
     R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the 1940 Act). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (for the purposed of this Proxy are collectively the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 5,447,782 (44.15%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Indirect Ownership through EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Horejsi is the manager of EALLC.

(3) Ownership by Badlands. The number shown includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust.

     Badlands is a limited liability company organized under the laws of Alaska authorized to do business as a trust company, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The Managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura Tatooles, Laura Rhodenbaugh and Ron Kukes. Badlands and its managers disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.

(4) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Laura Tatooles and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

     Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 12,285,303 shares or 99.57% of Common Stock outstanding and 775 shares or 100% of AMPS outstanding.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 5,480,932 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPS, representing 44.42% of Common Stock outstanding and 0% of AMPS.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:



                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, John S. Horejsi, Susan L. Ciciora and Dr. Dean L. Jacobson. Only the Common Stock holders are entitled to vote on the election of Messrs. Looney, Horejsi and Jacobson and only the AMPS holders are entitled to vote on the election of Mr. Barr and Ms. Ciciora. On October 13, 2006, Dennis Causier submitted his resignation as a Director of the Fund. The remaining Directors of the Fund accepted Mr. Causier's resignation and, at the subsequent regularly scheduled Board meeting held on October 23, 2006, nominated John S. Horejsi as Mr. Causier's replacement. Mr. Horejsi is the son of Stewart Horejsi, an agent and beneficiary of the Fund's largest stockholder (the EH Trust defined above), and will be an interested Director of the Fund. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors:

--------------------------------- ------------------------ ------------------------------------------------ -----------------
Name, Address*, Age                 Position, Length of           Principal Occupation(s) and Other         Number of Funds
                                   Term Served, and Term    Directorships Held During the Past Five Years       in Fund
                                         of Office                                                              Complex+
                                                                                                              Overseen by
                                                                                                                Director
--------------------------------- ------------------------ ------------------------------------------------ -----------------
--------------------------------- ------------------------ ------------------------------------------------ -----------------
Independent Directors
Richard I. Barr                   Director of the Fund     Retired.    Manager,    Advantage   Sales   and         3
Chairman                          since 1999.  Chairman    Marketing,  Inc. (food  brokerage),  1963-2001;
Age:  69                          of the Board since       Director,  Boulder Growth & Income Fund,  Inc.,
                                  2003. Current Nominee    since 2002; Director, First Financial Fund,
                                  for a term to expire     Inc., since 2001.
                                  at the 2008 annual
                                  meeting.

Joel W. Looney,                   Director of the Fund     Partner,   Financial   Management   Group,  LLC         3
Age:  44                          since 2001. Current      (investment  adviser),  since July  1999;  CFO,
                                  Nominee for a term to    Bethany College,  1995-1999;  Director, Boulder
                                  expire at the 2008       Growth  & Income  Fund,  Inc.,  since  2002 and
                                  annual meeting.          Chairman of the Board since 2004;  Director and
                                                           Chairman of the Board,  First  Financial  Fund,
                                                           Inc., since 2003.

Dr. Dean L. Jacobson              Director of the Fund     Founder and President of Forensic  Engineering,         3
Age:  68                          since 2004.  Current     Inc.  (engineering  investigations);  Professor
                                  Nominee for a term to    Emeritus  at Arizona  State  University,  since
                                  expire at the 2008       1997;   Professor  of  Engineering  at  Arizona
                                  annual meeting.          State  University,  prior  to  1997;  Director,
                                                           First   Financial  Fund,   Inc.,   since  2003;
                                                           Director,  Boulder Growth & Income Fund,  Inc.,
                                                           since 2006.
--------------------------------- ------------------------ ------------------------------------------------ -----------------
Interested Directors**
--------------------------------- ------------------------ ------------------------------------------------ -----------------

Susan L. Ciciora                  Director of the Fund     Trustee  of the  Brown  Trust and the EH Trust;         3
Age:  42                          since 2001.  Current     Director,  Horejsi Charitable Foundation,  Inc.
                                  nominee for a term to    (private  charitable  foundation),  since 1997;
                                  expire at the 2008       Director,  Boulder Growth & Income Fund,  Inc.,
                                  annual meeting.          since 2006;  Director,  First  Financial  Fund,
                                                           Inc., since 2003.

John S. Horejsi                   Director of the Fund     Director,    Horejsi   Charitable    Foundation         3
Age:  39                          since 2006.  Current     (private  charitable  foundation),  since 1997;
                                  nominee for a term to    Director,  Boulder Growth & Income Fund,  Inc.,
                                  expire at the 2008       since 2004;  Director,  First  Financial  Fund,
                                  annual meeting.          Inc., since 2006.



* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

** Ms. Ciciora and Mr. Horejsi are each "interested persons" as a result of the extent of her beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

+ Includes the Fund, Boulder Growth & Income Fund, Inc. and First Financial Fund, Inc.

----------------------------

         From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 24, 2006. This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.


------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
Name, Address, Age             Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                                        Office                           During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------
Stephen C. Miller              President of the Fund      President  of and General  Counsel  for BIA,  since 1999;
2344 Spruce Street,            since 1999 and Director    Manager,  Fund  Administrative   Services,  LLC  ("FAS"),
Suite A                        from 1999 through          since 1999;  Vice President of SIA, since 1999;  Director
Boulder, CO 80302              2004.  Appointed           and  President  of Boulder  Growth & Income  Fund,  Inc.,
Age:  54                       annually.                  since 2002  (resigned as Director in 2004);  Director and
                                                          President of First Financial Fund, Inc., since 2003 (resigned as Director and Chairman in 2004); President and General
                                                          Counsel, Horejsi, Inc. (liquidated in 1999); General Counsel,
                                                          Brown Welding Supply, LLC (sold in 1999); officer of various other Horejsi Affiliates; Of Counsel, Krassa & Miller, LLC, since 1991.

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
2344 Spruce Street,            Chief Accounting           Manager of FAS, since 1999; Vice President, Chief
Suite A                        Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80302              and Treasurer since        Growth & Income Fund, Inc., since 2002 and First
Age: 44                        1999.  Appointed           Financial Fund, Inc., since 2003.
                               annually.

Stephanie J. Kelley            Secretary since 2000.      Secretary, Boulder Growth & Income Fund, Inc., since
2344 Spruce Street,            Appointed annually.        2002 and First Financial Fund, Inc., since 2003;
Suite A                                                   Assistant Secretary and Assistant Treasurer of various
Boulder, CO 80302                                         other entities affiliated with the Horejsi family;
Age:  50                                                  employee of FAS, since 1999.

Nicole L. Murphey              Assistant Secretary        Assistant Secretary, Boulder Growth & Income Fund, Inc.,
2344 Spruce Street,            since 2000.  Appointed     since 2002 and First Financial Fund, Inc., since 2003;
Suite A                        annually.                  employee of FAS, since 1999.
Boulder, CO 80302
Age:  30



     Set forth in the following table are the nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by BIA and SIA (collectively, the "Advisers")).

                       OWNERSHIP OF THE FUND BY DIRECTORS
---------------------------------------------------------------------------------------------------------
 Independent Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------
           Richard I. Barr                      Over $100,000                    Over $100,000
           Joel W. Looney                       Over $100,000                    Over $100,000
          Dean L. Jacobson                   $10,001 to $50,000               $50,001 to $100,000
-------------------------------------- -------------------------------- ---------------------------------
  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------

          Susan L. Ciciora                     Over $100,000+                    Over $100,000
           John S. Horejsi                     Over $100,000+                    Over $100,000

+ 3,413,138, 343,748 and 1,434,515 Shares of the Fund are held by the EH Trust, EALLC and the Lola Trust, respectively. Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora and Mr. Horejsi each disclaim all such beneficial ownership. Ms. Ciciora directly owns 6,267 shares of the Fund. Mr. Horejsi does not directly own any shares of the Fund.

---------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2006. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Non-interested Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund       Total Compensation from
Fund                                           Paid to         the Fund and Fund Complex
                                              Directors            Paid to Directors
----------------------------------------- ------------------- ----------------------------
Richard I. Barr, Director and Chairman
of the Board                                   $31,500                  $84,000
                                                                       (3 funds)

Joel W. Looney, Director                       $30,500                  $97,000
                                                                       (3 funds)

Dr. Dean Jacobson, Director                    $27,500                  $71,826
                                                                       (3 funds)

Susan L. Ciciora, Director                        $0                      $0

John S. Horejsi, Director                         $0                      $0


     Each Director of the Fund who was not a Director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives $1,000 per meeting. Each non-interested Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 2006. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Directors currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as a Director. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2006 amounted to $102,249.17.


                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter is attached as Exhibit A.

     The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Barr, Jacobson and Looney. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met three times during the fiscal year ended November 30, 2006.

     In connection with the audited financial statements as of and for the period ended November 30, 2006, included in the Fund's Annual Report for the period ended November 30, 2006 (the "Annual Report"), at meetings held on January 17, 2007 and January 26, 2007, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Richard I. Barr
                  Dean L. Jacobson
                  Joel W. Looney

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Jacobson, and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met once during the fiscal year ended November 30, 2006. On October 13, 2006, Dennis Causier of Mallorca, Spain, submitted his resignation as a director of the Fund. The remaining Directors accepted Mr. Causier's resignation and, at the subsequent regularly scheduled Board meeting held on October 23, 2006, nominated John S. Horejsi as Mr. Causier's replacement. The Nominating Committee noted that Mr. Horejsi was the son of Stewart Horejsi, the Fund's portfolio manager and an agent and beneficiary of the Fund's largest stockholder (the EH Trust defined above). Accordingly, Mr. Horejsi would be considered an interested Director of the Fund. At this meeting, the Nominating Committee considered the qualifications and determined the suitability of John
S. Horejsi to be Director and resolved to recommend Mr. Horejsi to stockholders for election at the 2007 Annual Meeting. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.boulderfunds.net.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.


                           OTHER BOARD-RELATED MATTERS

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the April 24, 2006 Annual Meeting of Stockholders.

     Vote Required. The election of Messrs. Looney, Jacobson and Horejsi as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1. The election of Mr. Barr and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the AMPS at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2008 annual meeting of stockholders, the stockholder proposal must be received by the Fund no later than November 14, 2007. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule
14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the Fund's By-laws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Fund's By-laws,  such stockholder's  notice shall set forth
(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.


                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. The Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), will select the Fund's independent accountants for the Fund's fiscal year ending November 30, 2007 at the Board's regular quarterly meeting in August 2007. At its regularly scheduled Board meeting held on July 24, 2006, the Audit Committee selected, and the Board ratified, the selection of Deloitte & Touche LLP ("Deloitte") of Denver, Colorado as the Fund's independent registered public accounting firm to replace KPMG LLP ("KPMG"). KPMG served as independent accountants for the Fund from 2002 through November 30, 2005. KPMG's reports on the financial statements for the two years immediately preceding their termination contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG's termination, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Deloitte served as independent accountants for the Fund's fiscal year ending November 30, 2006. A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal year ended November 30, 2005 and from Deloitte for the Fund's fiscal year ended November 30, 2006.

              Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*          All Other Fees
              -----------------        ----------       ------------------       ---------          --------------

                  11/30/2005             $25,250                $0                 $6,000             $34,800+

                  11/30/2006             $25,500                $0                 $6,250                $0

* "Tax Fees" are those fees billed to each Fund by KPMG or Deloitte in connection with tax consulting services, including primarily the review of the Fund's income tax returns.

+ This fee pertains to those fees billed to the Fund by KPMG in connection with their agreed-upon procedures reports under the terms of the AMPS. Such reports are required by Moody's Investors Services, Inc. and Standard & Poor's in connection with maintaining public ratings for the AMPS.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which KPMG billed the Fund fees for the fiscal year ended November 30, 2005 and for which Deloitte billed the Fund fees for the fiscal year ended November 30, 2006 were pre-approved by the Audit Committee.

     Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended November 30, 2006, Deloitte did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Fund. The Horejsi Affiliates had engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services and currently engages KPMG on an as-needed basis as a consultant with respect to ongoing tax related issues. For the twelve months ended November 30, 2005, the Horejsi Affiliates paid $0 to KPMG for their services. For the twelve months ended November 30, 2006, the Horejsi Affiliates paid $0 to Deloitte for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the result of the vote in the election of directors in Proposal 1. Abstentions and broker non-votes will have the same effect as votes against Proposal 2 and 3.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.



--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                    EXHIBIT A

     1. The Audit Committee shall be composed entirely of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 ("independent directors") and who are free of any other relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members. The Audit Committee Chairman shall be selected by the members of the Committee. The Audit Committee shall have at least three members, all of whom shall be financially literate.
The Chairman of the Committee must have accounting or related financial management expertise, as determined by the Board in its judgment.

At least annually, the Board of Directors shall determine whether one or more "audit committee financial experts," as such term is defined by the Securities and Exchange Commission, are members of the Committee and whether any such expert is "independent." For purposes of this finding only, in order to be considered "independent," any such expert may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund (other than Board or committee fees). The designation of a person as an audit committee financial expert ("ACFE") shall not impose any liability greater than the liability imposed on such person as a member of the Audit Committee or the Board of Directors in the absence of such designation.

     2. The purposes of the Audit Committee are:

     (a)  to assist Board oversight of

          1.   the integrity of the Fund's financial statements

          2.   the Fund's compliance with legal and regulatory requirements

          3.   the independent auditor's qualifications and independence

          4.   the performance of the Fund's independent auditors

     (b) to prepare an audit committee report if required by the SEC to be included in the Fund's annual proxy statement;

     (c) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (d) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (e) to determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

     (f) to pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 4(d) and (e) below) by such independent auditors; and

     (g) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The Fund's independent auditors shall report directly to the Committee.

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, notwithstanding the possibility that one or more members may be designated an ACFE. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information, including, for example, the information contemplated by paragraph 4(b), provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Fund's adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the auditors for auditing, the financial statements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such a person as a member of the Committee, nor does it decrease the duties and obligations of the other Committee members or the Board.

The Committee shall have the appropriate resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall also have the authority to seek information, data and services from management in order to carry out its responsibilities.

     3. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

     (a) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or;

     (b)  that each Audit Committee member is financially literate;

     (c) that at least one of the Committee members has accounting or related financial management expertise; and

     (d)  the adequacy of the Charter.

     4. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain, determine the compensation of, or terminate auditors and to oversee the work of the Fund's independent auditors (or any other public accounting firm engaged for the purpose of performing other audit, review or attestation services for the Fund) and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to any service provider, to resolve any disagreements between management and the Fund's independent auditors regarding financial reporting, to receive the auditors' specific representations as to their independence at least annually and to recommend the retention of such auditors to the independent directors for their ratification and approval;

     (b) to meet with the Fund's independent auditors, including meetings apart from management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the auditor; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors' comments with respect to the acceptability and appropriateness of the Fund's financial reporting policies, procedures and internal accounting controls, and management's responses thereto;
          (v) to review the form of opinion the auditors propose to render to the Board and shareholders; (vi) to review copies of any material written communication between the auditor and management, such as any management letter or schedule of unadjusted differences; (vii) to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures and to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (viii) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and its financial reporting; (ix) to discuss any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management; and (x) to receive disclosure from the auditor regarding all services provided by the auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund's annual report, to receive an update, in the 90 day period before the filing, of any changes to the previously reported information.

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors, and to consider, in consultation with management and the Fund's independent auditors, any significant changes to the Fund's tax accounting policies, including those pertaining to its qualification as a regulated investment company under the Internal Revenue Code;

     (d) to review and pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this sub-section (d) shall be presented to the full Committee at each of its scheduled meetings.

          Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

          Additionally, the Committee shall pre-approve the auditor's engagements for non-audit services with the Fund's investment advisers (each, an "Adviser") and any service providers controlling, controlled by or under common control with an Adviser ("affiliate") that provides ongoing services to the Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

          Prohibited Services - The auditor may not perform contemporaneously any of the following non-audit services for the Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     (e) to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, is compatible with maintaining the auditor's independence;

     (f) to investigate any improprieties or suspected improprieties in fund operations and to establish procedures for the receipt, retention, and treatment of complaints received by the Fund with respect to accounting, internal accounting controls, or auditing matters and the confidential anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

     (g) to review the findings made in any regulatory examinations of the Fund and consult with management on appropriate responses;

     (h) to review any material violations of the Code of Ethics for the Fund and its Advisers and report the Committee's findings to the full Board with recommendations for appropriate action;

     (i) to review with the Fund's principal executive officer and/or principal financial officer in connection with their certification of Form N-CSR any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund's internal controls;

     (j) to discuss with management policies and guidelines with respect to risk assessment and risk management and the system of internal control, and the steps taken to monitor and control such risks;

     (k) to meet periodically with Fund management, apart from the Fund's independent auditors;

     (l) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

     (m) to establish hiring policies for employees or former employees of the auditor consistent with government regulations;

     (n) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

     (o)  to  review  and   evaluate   the   qualifications,   performance   and
          independence of the lead partner of the auditors;

     (p) to assure the regular rotation of the lead audit partner and the reviewing partner, and to consider whether there should be regular rotation of the audit firm itself;

     (q) to review and discuss the Fund's audited and unaudited financials statements with management and, in the case of the audited financial statements, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

     (r) to cause the preparation of any report or other disclosures required by the New York Stock Exchange or the Securities and Exchange Commission;

     (s) to oversee the Fund's compliance with 1940 Act asset coverage tests and coverage tests under applicable rating agency guidelines and the Fund's Articles Supplementary, as amended or supplemented from time to time; and

     (t) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     5. The Fund's independent auditors are ultimately accountable to the Audit Committee, as representatives of the Board of Directors and the shareholders of the Fund, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (as well as to nominate the independent auditors to be proposed for shareholder approval, if necessary), subject to ratification and approval of the independent directors of the Fund. The Committee will ensure that the Fund's independent auditors submit to the Audit Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Fund and its service providers. The Committee will actively engage in a dialogue with the Fund's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and will consider recommending that appropriate action be taken by the Board of Directors to ensure the independence of the independent auditors.

     6. The Committee shall meet at least twice annually, which shall include separate executive sessions as the Committee may deem appropriate, and is empowered to hold special meetings as circumstances require. The Committee shall submit the minutes of all of its meetings to, or discuss the matters discussed at each meeting with, the Board of Directors.

     7. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the Fund's Advisers and/or administrator to review and discuss matters relevant to the Committee's duties and responsibilities.

     8.  The  Committee   shall  be  responsible   for  reviewing  any  required
description of the Committee in the Fund's annual reports or proxy statements.

     9. The Committee will periodically assess the independence of its members and will evaluate its performance under the Charter annually.

     10. Qualified Legal Compliance Committee. The Committee will also serve as the Qualified Legal Compliance Committee. The following procedures are designed to implement the Standards of Professional Conduct for Attorneys pursuant to the Sarbanes-Oxley Act of 2002.

     (a) Provision of Information to Outside Counsel and Service Providers. To assist attorneys employed by law firms retained by the Funds or service providers engaged by the Funds, the chief executive officer of each Fund (the "CEO") must send a notice to each such law firm and service provider providing contact information with respect to each Fund's Legal Compliance Committee Chairperson. The CEO must send a similar notice to each law firm and service provider when the information provided in the most recent notice sent to such law firm or service provider has changed.

     (b) Investigations and Responses. Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider, the CEO shall (i) record receipt of the report and (ii) report the matter promptly to the Legal Compliance Committee (the "Committee"). Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider or from the CEO, the Committee shall (i) record the Committee's receipt of the report, (ii) inform the Fund's CEO of the report (other than those received from the and (iii) determine whether an investigation of a material violation is necessary or appropriate. In determining whether an investigation is necessary or appropriate, the Committee shall consider such factors as it considers appropriate under the circumstances, which may include the seniority of the alleged wrongdoer, the seriousness of the alleged violation and the credibility of the allegation. If the Committee determines that an investigation is necessary, the Committee must (A) notify the Fund's Audit Committee or the Board of Directors, (B) initiate an investigation and (C) retain additional expert personnel as it deems necessary. The Committee shall have the discretion to engage auditors, counsel or other experts to assist in the investigation of any report and in the analysis of results.

     (c) Investigations. If the Committee deems it necessary, the Committee may direct outside counsel to conduct a preliminary internal investigation to determine whether the reported material violation has occurred, is ongoing or is about to occur. The Committee may direct employees of the Funds' investment advisers or administrators or any officer(s) of the Funds to assist outside counsel. If Fund counsel is the reporting counsel, Fund counsel nonetheless may be engaged to conduct the preliminary internal investigation. If Fund counsel is the reporting counsel, Fund counsel may decline to lead the preliminary internal investigation and may recommend that the Fund seek alternative counsel for purposes of conducting such investigation. Any investigation may be conducted by the relevant Fund's CEO or chief legal officer (or the equivalent thereof) if such officer is not the reporting attorney and is not the subject of the alleged violation described in the report.

     (d) Responses. At the conclusion of any investigation, the Committee, by majority vote, shall recommend that the relevant Fund implement an appropriate response to evidence of a material violation. What constitutes an appropriate response will depend on whether the Committee determines, on the basis of the facts and circumstances, that a material violation has occurred, is ongoing or is about to occur.

          Unless the Committee reasonably believes that no material violation has occurred, is ongoing or is about to occur, the Committee shall take all reasonable steps to cause the Funds to adopt an appropriate response. If the preliminary internal investigation is performed by outside counsel, such counsel may recommend a proposed response for adoption by the Committee.

     (e) Determination: No Violation. The Committee may determine that no material violation has occurred, is ongoing or is about to occur. That determination must be made on the basis that the Committee "reasonably believes" that no material violation has occurred, is ongoing or is about to occur. "Reasonably believes" means that the Committee "believes the matter in question and that the circumstances are such that the belief is not unreasonable."

     (f) Determination: Material Violation Has Occurred, Is Ongoing or Is About to Occur. If the Committee reasonably believes that a material violation has occurred, is ongoing or is about to occur, the following responses should be considered:

               (i) A Material Violation Has Occurred If the Committee reasonably believes that the reported material violation has already occurred, the Committee should seek to remedy or otherwise address the material violation. The Committee should explore what steps would be necessary or appropriate to reduce the likelihood of a recurrence of the material violation. The Committee should consider recommending that sanctions be imposed in connection with the violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

               (ii) A Material Violation Is Ongoing If the Committee reasonably believes that the reported material violation is ongoing, the Committee should seek to take or recommend steps, measures and/or sanctions that are designed to (i) stop any material violations that are ongoing, (ii) remedy or otherwise appropriately address the portion of the material violation that has already occurred, and (iii) reduce the likelihood of a recurrence of the material violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

               (iii) A Material Violation Has Yet to Occur If the Committee reasonably believes that the reported material violation has not yet occurred, the Committee should seek to take or recommend steps and/or measures to prevent the reported material violation from occurring. Depending on the circumstances of the impending violation, actions to address potential future violations, including sanctions, should be considered. In unusual circumstances, disclosure to the SEC may also be appropriate. The Committee may retain outside counsel, which may be Fund counsel, to undertake a review of the reported evidence of a material violation in order to assist the Committee in determining what remedial measures would be appropriate under the circumstances.

     (g) Other Action. The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC, in the event a Fund fails in any material respect to implement a recommendation that the Committee has made within a reasonable period of time.

     (h). Reporting and Recordkeeping. The Committee shall inform the relevant Fund's CEO and chief legal officer (or the equivalent thereof) and the Board of Directors of the results of any investigation of a report of a material violation and any appropriate remedial measures to be adopted. The Committee or its delegate shall prepare, or cause to be prepared, a memorandum reflecting (i) the information developed in any internal investigation, (ii) any remedial recommendation made by the Committee or by outside counsel retained to review any report of a material violation and (iii) any remedial actions taken. The Committee should review these records periodically to determine whether there are any patterns of activity or violations that have emerged.

     (i). Protection of Reporting Attorneys. The Committee shall not retaliate, and shall not tolerate any retaliation by Fund management or any other person or group, directly or indirectly, against anyone who, in good faith, reports evidence of a material violation or provides assistance to the Committee or any other person or group, including regulatory authorities, investigating a report. The Committee shall seek to maintain the confidentiality of any person who submits a report and who asks that his or her identity remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a report anonymously.

     (j) Oversight Responsibilities. The Committee will undertake an annual review of these Procedures and the reporting and investigation systems to determine whether they are functioning properly. The Boards of Directors of the Funds have reviewed and adopted these Procedures. The Boards of Directors will review these Procedures periodically to assure that they appropriately address then-existing requirements for attorney up-the-ladder reporting.

     11. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

     12. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

     13. The Chief Executive Officer ("CEO") of the Fund shall certify to the Audit Committee of the Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

     14. (a) The Fund shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 3 above.

     (b) The CEO of the Fund shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of the Fund provides notice to the NYSE upon receipt of any report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the Fund.

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas V. Finnerty, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 27, 2007, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- -----
             Election of  Directors:  Nominees are Joel W.  Looney,  John
 1.          S. Horejsi., and Dr. Dean L. Jacobson.

             FOR____     WITHHOLD___       FOR ALL EXCEPT ___
------------ ------------------------------------------------------------- -----
--------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                [AMPS PROXY CARD]


                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock ("AMPS") of Boulder Total Return Fund, Inc., a Maryland corporation (the
"Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas V. Finnerty, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 27, 2007, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- -----
1.           Election of  Directors:  Nominees  are Susan L.  Ciciora and
             Richard I. Barr.

             FOR____     WITHHOLD___       FOR ALL EXCEPT ___
------------ ------------------------------------------------------------- -----
--------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------